UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007

Lincare Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19946	51-0331330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19387 U.S. 19 North, Clearwater, FL 33764

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 727-530-7700

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 28, 2007, the Company entered into second amended employment agreements with John P. Byrnes, the Company’s Chief Executive Officer, Shawn S. Schabel, the Company’s President and Chief Operating Officer and Paul G. Gabos, the Company’s Chief Financial Officer. The amendments include clarifications and/or changes to Sections 4(c), 4(f), 7(b)(i) and (ii), 7(e)(i) – (iii) and 18 of the second amended employment agreements. The changes were adopted to comply with the requirements of the final regulations concerning deferred compensation promulgated by the Internal Revenue Service under Section 409A of the Internal Revenue Code. Copies of the second amended employment agreements are attached as Exhibits 99.2, 99.3 and 99.4 hereto and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The information in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the 1933 Act or the Exchange Act regardless of any general incorporation language in such filing.

On December 28, 2007, the Company issued a press release announcing that it intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a resale shelf registration statement on or before January 29, 2008 on Form S-3 pursuant to the terms of a registration rights agreement the Company entered into on October 31, 2007 in connection with the sale of its $275 million principal amount of convertible senior debentures due 2037 – Series A and $275 million principal amount of convertible senior debentures due 2037 – Series B (collectively, the “Debentures”) and shares of the Company’s common stock issuable upon conversion of the Debentures. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of Lincare Holdings Inc. dated December 28, 2007.

99.2	Second Amended Employment Agreement between Lincare Holdings Inc. and John P. Byrnes dated December 28, 2007.

99.3	Second Amended Employment Agreement between Lincare Holdings Inc. and Shawn S. Schabel dated December 28, 2007.

99.4	Second Amended Employment Agreement between Lincare Holdings Inc. and Paul G. Gabos dated December 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lincare Holdings Inc.

By:	/s/ Paul G. Gabos
Paul G. Gabos
Chief Financial Officer, Treasurer and Secretary

January 3, 2008